Exhibit 99.02

New NSP Utility Sub
Unaudited Pro Forma Condensed Income Statement
Year Ended December 31, 1998
(In thousands)

								      NSP      See       Pro Forma        Pro Forma
								 (As Reported) Notes     Adjustments

Utility Operating Revenues
 Electric                                                        $2,362,351   2,4         ($118,578)      $2,243,773
 Gas                                                                456,823   2,4           (96,255)         360,568
      Total                                                       2,819,174                (214,833)       2,604,341

Utility Operating Expenses
 Electric Production-Fuel and Purchased Power                       689,275   2,4            37,053          726,328
 Cost of Gas Purchased and Transported                              267,050   2,4           (41,094)         225,956
 Other Operation and Maintenance                                    794,332   2,4           (67,497)         726,835
 Depreciation and Amortization                                      338,225   2             (42,167)         296,058
 Property and General Taxes                                         220,620   2             (17,058)         203,562
 Income Taxes                                                       145,383   2             (23,924)         121,459
      Total                                                       2,454,885                (154,687)       2,300,198

 Utility Operating Income                                           364,289                 (60,146)         304,143

Other Income (Expense)
 Income from Nonregulated Businesses - Before Interest & Taxes       51,171   2,3           (49,574)           1,597
 Other Utility Income (Deductions)                                    4,812   2,3             4,209            9,021
 Income Taxes on Nonregulated Operations & Nonoperating Items        40,588   2,3           (43,080)          (2,492)
      Total                                                          96,571                 (88,445)           8,126

 Income Before Financing Costs                                      460,860                (148,591)         312,269

Financing Costs
 Total Interest Charges                                             162,737   2,3           (59,604)         103,133
 Distributions on Redeemable Preferred Securities of Subsidiary
   Trust                                                             15,750   2,3           (15,750)               0
      Total                                                         178,487                 (75,354)         103,133

Net Income                                                          282,373                 (73,237)         209,136

Preferred Stock Dividends & Redemption Premiums                       5,548   2,3            (5,548)               0
 Earnings Available for Common Stock                               $276,825                ($67,689)        $209,136

Exhibit 99.02

New NSP Utility Sub
Unaudited Pro Forma Condensed Income Statement
Year Ended December 31, 1997
(In thousands)


								      NSP      See       Pro Forma        Pro Forma
								 (As Reported) Notes     Adjustments

Utility Operating Revenues
 Electric                                                        $2,218,550   2,4         ($117,310)      $2,101,240
 Gas                                                                515,196   2,4          (100,337)         414,859
      Total                                                       2,733,746                (217,647)       2,516,099

Utility Operating Expenses
 Electric Production-Fuel and Purchased Power                       596,238   2,4            38,097          634,335
 Cost of Gas Purchased and Transported                              331,296   2,4           (50,332)         280,964
 Other Operation and Maintenance                                    745,828   2,4           (61,959)         683,869
 Depreciation and Amortization                                      325,880   2             (39,386)         286,494
 Property and General Taxes                                         227,893   2             (16,069)         211,824
 Income Taxes                                                       144,855   2             (26,318)         118,537
      Total                                                       2,371,990                (155,967)       2,216,023

 Utility Operating Income                                           361,756                 (61,680)         300,076

Other Income (Expense)
 Income from Nonregulated Businesses - Before Interest & Taxes       12,078   2,3           (10,397)           1,681
 Other Utility Income (Deductions)                                  (25,490)  2,3             2,219          (23,271)
 Income Taxes on Nonregulated Operations & Nonoperating Items        48,145   2,3           (39,285)           8,860
      Total                                                          34,733                 (47,463)         (12,730)

 Income Before Financing Costs                                      396,489                (109,143)         287,346

Financing Costs
 Total Interest Charges                                             144,732   2,3           (39,118)         105,614
 Distributions on Redeemable Preferred Securities of Subsidiary
   Trust                                                             14,437   2,3           (14,437)               0
      Total                                                         159,169                 (53,556)         105,613

 Net Income                                                         237,320                 (55,587)         181,733

 Preferred Stock Dividends & Redemption Premiums                     11,071   2,3           (11,071)               0
 Earnings Available for Common Stock                               $226,249                ($44,516)        $181,733


Exhibit 99.02

New NSP Utility Sub
Unaudited Pro Forma Condensed Income Statement
Year Ended December 31, 1996
(In thousands)

								      NSP      See       Pro Forma        Pro Forma
								 (As Reported) Notes     Adjustments

Utility Operating Revenues
 Electric                                                        $2,127,413   2,4         ($120,655)      $2,006,758
 Gas                                                                526,793   2,4          (100,213)         426,580
      Total                                                       2,654,206                (220,868)       2,433,338

Utility Operating Expenses
 Electric Production-Fuel and Purchased Power                       544,763   2,4            40,062          584,825
 Cost of Gas Purchased and Transported                              335,453   2,4           (50,848)         284,605
 Other Operation and Maintenance                                    707,280   2,4           (67,799)         639,481
 Depreciation and Amortization                                      306,432   2             (36,932)         269,500
 Property and General Taxes                                         232,824   2             (15,880)         216,944
 Income Taxes                                                       161,410   2             (26,246)         135,164
      Total                                                       2,288,162                (157,643)       2,130,519

 Utility Operating Income                                           366,044                 (63,225)         302,819

Other Income (Expense)
 Income from Nonregulated Businesses - Before Interest & Taxes       18,543   2,3           (16,918)           1,625
 Other Utility Income (Deductions)                                    6,051   2,3             1,220            7,271
 Income Taxes on Nonregulated Operations & Nonoperating Items        14,600   2,3           (17,111)          (2,511)
      Total                                                          39,194                 (32,809)           6,385

 Income Before Financing Costs                                      405,238                 (96,034)         309,204

Financing Costs
 Total Interest Charges                                             130,699   2,3           (39,328)          91,371
 Distributions on Redeemable Preferred Securities of Subsidiary
   Trust                                                                  0   2,3                 0                0
      Total                                                         130,699                 (39,328)          91,371

 Net Income                                                         274,539                 (56,706)         217,833

 Preferred Stock Dividends & Redemption Premiums                     12,245   2,3           (12,245)               0
 Earnings Available for Common Stock                               $262,294                ($44,461)        $217,833

Exhibit 99.02

New NSP Utility Sub
Unaudited Pro Forma Condensed Balance Sheet
December 31, 1998
(In thousands)

								  NSP        See       Pro Forma        Pro Forma
								(As Reported)Notes     Adjustments
			     ASSETS

UTILITY PLANT
 Electric                                                       $7,199,843    2           ($972,442)      $6,227,401
 Gas                                                               884,182    2            (282,649)         601,533
 Other                                                             365,101    2             (81,040)         284,061
      Total                                                      8,449,126               (1,336,131)       7,112,995
 Accumulated Provision for Depreciation                         (4,155,641)   2             545,767       (3,609,874)
 Nuclear Fuel - Net                                                101,749                        0          101,749
      Net Utility Plant                                          4,395,234                 (790,364)       3,604,870

CURRENT ASSETS
 Cash and Cash Equivalents                                          42,364    2             (25,517)          16,847
 Accounts Receivable - Net                                         358,675    2,3,4         (81,067)         277,608
 Accrued Unbilled Utility Revenues                                 139,098    2             (21,011)         118,087
 Fossil Fuel Inventories                                            58,806    2             (12,675)          46,131
 Material and Supplies Inventories                                 110,267    2             (10,942)          99,325
 Prepayments and Other                                              44,855    2             (24,900)          19,955
      Total Current Assets                                         754,065                 (176,112)         577,953

OTHER ASSETS
 Equity Investments in Nonregulated Projects                       862,596    2,3          (862,596)               0
 External Decommissioning Fund and Other Investments               479,402                        0          479,402
 Regulatory Assets                                                 331,940    2             (43,460)         288,480
 Nonregulated Property - Net                                       282,524    2,3          (261,109)          21,415
 Intangible Assets and Other                                       290,536    2            (233,738)          56,798
      Total Other Assets                                         2,246,998               (1,400,903)         846,095

      TOTAL ASSETS                                              $7,396,297              ($2,367,379)      $5,028,918

		     LIABILITIES AND EQUITY

CAPITALIZATION
 Common Stockholder's Equity                                    $2,481,246    1,2         ($942,524)      $1,538,722
 Preferred Stockholder's Equity                                    105,340    2,3          (105,340)               0
 Mandatorily Redeemable Preferred Securities of Subsidiary Trust   200,000    2,3          (200,000)               0
 Long-Term Debt                                                  1,851,146    2,3          (623,102)       1,228,044
      Total Capitalization                                       4,637,732               (1,870,966)       2,766,766

CURRENT LIABILITIES
 Current Portion of Long-Term Debt                                 369,200    2,3           (16,749)         352,451
 Short-Term Debt                                                   239,830    2,3          (181,457)          58,373
 Accounts Payable                                                  271,799    2,4           (28,938)         242,861
 Taxes Accrued                                                     170,274    2              11,648          181,922
 Other Accrued Liabilities                                         181,159    2             (38,414)         142,745
      Total Current Liabilities                                  1,232,262                 (253,910)         978,352

OTHER LIABILITIES
 Deferred Income Taxes                                             814,983   2             (137,299)         677,684
 Deferred Investment Tax Credits                                   128,444   2              (19,573)         108,871
 Regulatory Liabilities                                            372,239   2              (22,073)         350,166
 Other Long-Term Obligations and Deferred Income                   210,637   2              (63,558)         147,079
      Total Other Liabilities                                    1,526,303                 (242,503)       1,283,800

      TOTAL LIABILITIES AND EQUITY                              $7,396,297              ($2,367,379)      $5,028,918

------
EXHIBIT  99.02
--------------

			       NEW NSP UTILITY SUB

	   NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

1. Just before or at the time the merger is completed, NSP will contribute all of its utility assets (other than investments in and assets of subsidiaries) to a newly formed, wholly owned utility operating subsidiary, New NSP Utility Sub, which will be a Minnesota corporation. At the same time, the new subsidiary will assume all of NSP's liabilities associated with the assets that it receives in the contribution. NSP's preferred stock, trust-originated preferred securities and short-term debt (excluding subsidiary amounts) will remain in the holding company New Co.

Common stock of New NSP Utility Sub, at a par value and share level which have not yet been determined, will be wholly owned by the holding company New Co.
The resulting New NSP Utility Sub capitalization will therefore include first mortgage bonds and other long-term debt associated with utility operations, and common equity issued to the holding company New Co. (net of adjustments described in Note 2).

2. The assets, liabilities, equity and results of operations of all subsidiaries of NSP have been eliminated from consolidated NSP amounts to reflect the transfer of ownership and control of such subsidiaries to the holding company New Co. as a result of the merger. New Co.'s equity investment in New NSP Utility Sub, and the corresponding common equity of New NSP Utility Sub, are assumed to reflect the reduction in New NSP Utility Sub net assets related to the transfer of ownership of investments in NSP subsidiaries to the holding company New Co. as a result of the merger.

3. NSP financing of subsidiary capital and cash flow requirements has been adjusted to reflect the transfer of such items to the holding company New Co., except for immaterial financing of refuse-derived fuel operations previously transferred to NRG Energy, Inc. Pro forma adjustments reflect the elimination of (a) notes receivable and advances from subsidiaries; (b) NSP debt incurred to finance the notes and advances; (c) interest income earned on the notes and advances; and (d) interest expense accrued on the debt incurred to finance the notes and advances.

4. After the merger, NSP-Minnesota will not retain ownership of subsidiaries currently being consolidated. Consequently, intercompany transactions between NSP and its current subsidiaries have not been eliminated in the pro forma financial statements.

The most significant intercompany transactions are power sales to and purchases from the Wisconsin Company pursuant to an interchange agreement with NSP. Although the interchange pricing and cost sharing arrangements may be restructured as a result of the merger, at this time the amount of any changes to interchange power purchases or sales is expected to be immaterial. Consequently, no pro forma adjustments have been made to operating revenues, operating expenses, or accounts receivable from (or payable to) associated companies for the effects of interchange restructuring.

5. The allocation between NSP and NCE and their customers of the estimated cost savings resulting from the merger, net of the costs incurred to achieve such savings, will be subject to regulatory review and approval. None of these estimated cost savings, the costs to achieve such savings, or the transaction costs have been reflected in the pro forma condensed financial statements.